Exhibit 99.1
 1    September 2015  NASDAQ: FNHC

SAFE HARBOR STATEMENT / FNHC SNAPSHOT

Safe harbor statement under the Private Securities Litigation Reform Act of 1995:

Statements that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. Without limiting the generality of the foregoing, words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," "pro-forma," "project," "seek," "should," "target," or "will" or the negative thereof or other variations thereon and similar words or phrases or comparable terminology are intended to identify forward-looking statements.

Forward-looking statements might also include, but are not limited to, one or more of the following:

- *Projections of revenues, income, earnings per share, dividends, capital structure or other financial items or measures;*
- *Descriptions of plans or objectives of management for future operations, insurance products/or services;*
- *Forecasts of future insurable events, economic performance, liquidity, need for funding and income; and*
- *Descriptions of assumptions or estimates underlying or relating to any of the foregoing.*

The risks and uncertainties include, without limitation, risks and uncertainties related to estimates, assumptions and projections generally; the nature of the Company's business; the adequacy of its reserves for loss and loss adjustment expense; claims experience; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes and hail) and other catastrophic losses; reinsurance costs and the ability of reinsurers to indemnify the Company; raising additional capital and our potential failure to meet minimum capital and surplus requirements; potential assessments that support property and casualty insurance pools and associations; the effectiveness of internal financial controls; the effectiveness of our underwriting, pricing and related loss limitation methods; changes in loss trends; court decisions and trends in litigation; our potential failure to pay claims accurately; ability to obtain regulatory approval applications for requested rate increases, or to underwrite in additional jurisdictions, and the timing thereof; the impact that the results of the Monarch joint venture may have on our results of operations; inflation and other changes in economic conditions (including changes in interest rates and financial markets); pricing competition and other initiatives by competitors; legislative and regulatory developments; the outcome of litigation pending against the Company, and any settlement thereof; dependence on investment income and the composition of the Company's investment portfolio; insurance agents; ratings by industry services; the reliability of our information technology systems; reliance on key personnel; acts of war and terrorist activities; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission.

In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including claims and litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a contingency. Reported results may therefore appear to be volatile in certain accounting periods.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not undertake any obligation to update publicly or revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Federated National Holding Company
(as of 6/30/2015)

- **NASDAQ:** FNHC
- **Headquarters:** Sunrise, FL (Ft. Lauderdale)
- **Core Market:** Homeowners' insurance in Florida
- **IPO Year:** 1998
- **Financial Stability Rating:** A Exceptional Financial Stability Rating® Demotech, Inc.
- **Cash and Investments:** $462.3 M
- **Total Shareholders' Equity:** $231.4 M (1)
- **Common Shares Outstanding:** 13.7 M
- **Book Value Per Common Share:** $16.86 (1) (2)

(1) Includes non-controlling interest
(2) Excluding non-controlling interest, BVPS was $15.54

FEDERATED NATIONAL
NASDAQ: FNHC
2

WE ARE PREDOMINANTLY A HOMEOWNERS' INSURER IN FLORIDA

- Top five writer of voluntary business in Florida (1)
- Started offering homeowners' insurance in Florida in 2000
- Homeowners' insurance in Florida represents over 90% of our premiums
- Florida is the third largest state and represents approximately $10.5 billion in homeowners' insurance premium

A Exceptional
Financial Stability Rating®
Demotech, Inc.

...Our Distinguishing Characteristics

Voluntary Business Focus

- Voluntary business sold through independent agents
- One of few select Florida homeowners' insurance companies appointed to write voluntary business through Allstate's Florida agents

Strong Reinsurance Program

- Full indemnity reinsurance with 65 reinsurance partners, all of which are rated "A-" or higher by A.M. Best or fully collateralized

Outstanding Service

- Many of our partner agents prefer to entrust their clients with us due to our experience within Florida and our high level of service

Efficient Operating Model

- Superior and highly efficient operating model relative to peers
  - Our partner agent's receive a competitive 11.6% commission on average
  - MGA and claims services fees are a lean 7.6% (2)
  - Low 19.2% acquisition costs versus the industry average of 25% - 30%

(1) Based on Florida residential homeowners' insurance new policies written for the three months ended March 31, 2015; Florida Office of Insurance Regulation
(2) Comprised of 4% of gross written premium in MGA fees and 3.6% of gross earned premium in claims service fees

FEDERATED NATIONAL
NASDAQ: FNHC

3

EXPERIENCED MANAGEMENT TEAM

- An experienced management team that has a long history with Federated National and has extensive tenure in the homeowners' insurance market in Florida

Michael Braun, *Chief Executive Officer & President*	• Appointed Chief Executive Officer in July 2008 • Elected to Board in 2005 • Previously served as Chief Operating Officer • Joined in 1998
Peter Prygelski, *Chief Financial Officer & Treasurer*	• Re-nominated to Board in 2008 • Appointed Chief Financial Officer in June 2007 • Served as Independent Director from 2004 through 2007 • Joined in 2004
Stephen Young, *Vice President of Operations*	• Appointed Vice President of Operations in June 2009 • Served as President of Federated Premium Finance • More than 20 years of industry experience • Joined in August 1995
Gordon Jennings, *Vice President of Risk Management*	• Appointed Vice President of Risk Management in May 2008 • Serves as President of Federated National Underwriters • More than 24 years of industry experience • Joined in May 2000
C. Brian Turnau, *Director of Claims Management*	• Served as President of Federated National Adjusting • Worked for private practice insurance defense litigation law firms for 15 years • More than 13 years of industry experience • Joined in June 2000
Christopher Clouse, *Director of PL Underwriting*	• Appointed Underwriting Manager in June 2010 • More than 25 years of industry experience • Joined in March 2008
Melissa Knox, *Director of Internal Audit*	• Appointed as Director of Internal Audit in December 2010 • More than 14 years experience in internal audit and enterprise risk management
Tracy Wiggan, *Director of Human Resources*	• Appointed as Director of Human Resources in July 2008 • More than 20 years experience in human resources • Worked for both private and public organizations • Joined in December 2005

FEDERATED NATIONAL
NASDAQ: FNHC
4

 Florida property insurance market timeline  5  Hurricane Andrew  Emergence of Citizens’ predecessor  Creation of the Florida Hurricane Catastrophe Fund  Hurricane seasons bring four Florida hurricanes in 2004 and four in 2005  Windstorm mitigation credit overhaul  Citizens becomes a competitor to the private market  Citizens establishes “glide path” to actuarial sound rates  “Cost driver” bill to expedite rate filings, increase surplus requirements and reform sinkhole claims  Citizens reduces potential assessment  Citizens Clearinghouse established  National carriers begin to exit / contract  National carriers accelerate exit / contraction  Monarch National approved byFL OIR  Lloyd’s of London appoints FedNat Underwriters

FLORIDA MARKET PROVIDES CONTINUED GROWTH

- **The Florida Homeowners' Insurance Market is Poised for Continued Growth and Profitability**
  - Rate adequacy
  - Reduced reinsurance costs combined with increased capacity
  - Citizens, Florida's residual market, is less competitive in the homeowners' insurance market
  - Lack of competition from national and large carriers
  - Improved real estate market is driving demand and has increased premiums

- **Federated National is One of the Fastest Growing Homeowners' Insurers in Florida and is Poised to Continue to Grow Profitably**
  - Top five writer of voluntary business in Florida (1)
  - All new policies are generated on a voluntary basis
  - One of few select Florida homeowners' insurance companies appointed to write voluntary business through Allstate's Florida agents
  - Opportunity to increase Federated National's 3.51% market share and further increase our market presence through Monarch

Top Personal Residential Homeowners' Insurers in Florida

As of March 31, 2015 (1)

3/31/2015 Rank	3/31/2014 Rank	Institution	Total DPW for Policies In-Force	Market Share
1	1	Citizens Property Insurance Corporation	$1,258,434,370	12.22%
2	2	Universal Property & Casualty Insurance Co.	767,395,723	7.45%
3	8	Heritage Property & Casualty Insurance Co.	494,972,662	4.81%
4	7	Homeowners Choice P&C Inc Co., Inc.	434,303,913	4.22%
5	**11**	**Federated National Insurance Company**	**361,950,445**	**3.51%**
6	6	United Property & Casualty Insurance Co.	319,363,002	3.10%
7	N/A	American Coastal Insurance Company	304,815,327	2.96%
8	10	Florida Peninsula Insurance Company	294,781,370	2.86%
9	13	United Services Automobile Association	289,504,252	2.81%
10	5	St. Johns Insurance Company, Inc	268,222,622	2.60%
11	4	Security First Insurance Company	263,163,849	2.55%
12	14	People's Trust Insurance Company	263,416,910	2.56%
13	3	American Integrity Insurance Co. of FL	243,076,113	2.36%
14	9	Tower Hill Prime Insurance Company	232,310,593	2.26%
15	N/A	Federal Insurance Company	179,430,544	1.74%
16	N/A	Olympus Insurance Company	169,436,639	1.64%
17	18	Tower Hill Signature Insurance Company	164,269,268	1.59%
18	N/A	Tower Hill Preferred Insurance Company	143,324,737	1.39%
19	N/A	USAA Casualty Insurance Company	143,026,149	1.39%
20	N/A	AIG Property Casualty Company	142,458,040	1.38%
Top 20			**6,737,656,528**	**65.40%**
Grand Total			**10,537,355,974**	**156.39%**

Note: Includes personal residential and excludes commercial residential business. The Florida Office of Insurance Regulation's QUASR next generation database excludes State Farm Florida Insurance Company in its dataset as of March 31, 2015

(1) Based on Florida residential homeowners' insurance new policies written for the three months ended March 31, 2015; Florida Office of Insurance Regulation

FEDERATED NATIONAL
NASDAQ: FNHC
6

FEDERATED NATIONAL'S APPROACH TO THE FLORIDA MARKET

Agent Experience

- Utilize innovative point of sale software providing agent 'ease of use'
- Deliver instantaneous quoting and binding capabilities
- Provides agents with access to numerous key data points essential to assessing risk factors

Underwriting Standards

- Focus on higher value properties
- Emphasis on newer properties which typically have more advanced wind / hurricane mitigation features and lower All Other Peril (non-catastrophe) losses, all of which mitigate expected losses
- Largely avoided claims associated with sinkhole losses by carefully underwriting certain geographic areas in Florida

Geographic Diversification

- Reduced geographic concentration in the Tri-County / South Florida area and expanded in other counties in Florida
- Enhanced underwriting results and reduced our risk exposure via greater diversification
- Expansion into other coastal states

FEDERATED NATIONAL
NASDAQ: FNHC
7

 DPW in thousands for the last twelve months ended June 30, 2015  Growing and diversified In Florida  8  Premium In-Force ($ in Millions)  Growing & Diversified in Florida  Panhandle12%  North FL6%  SW FL24%  Treasure Coast26%  Tri-County / South Florida21%  DPW By Line of Business (Last Twelve Months)  Homeowners’ Policy In-Force Count (Thousands)  Total: $426,909 (1)  Total FL Policies In-Force as of June 30, 2015: 212,490  Tampa / St. Pete12%  Premium In-Force (at Quarter End)  Policy In-Force Count (At Quarter End)    Y/Y Growth of 32.9%  Y/Y Growth of 39.2%

 Quality Growth in Homeowners’ Portfolio  9  1-in-100 Year Probable Maximum Loss(1) / In-Force Premium  Total modeled losses incurred in a 1-in-100 year catastrophe related event; FNHC is currently in the process of re-balancing between RMS and AIRNote: Probable Maximum Loss is modeled using RMS assuming LT, NoSS and NoLA  Total Insured Value and Policies In-Force

 Superior underwriting results  10  Loss & LAE Ratio (Net Basis)(2)  Net Premiums Earned ($ in Millions)(1)  Net premiums earned have been reduced by $73.5 million due to the accounting for our quota-share program from inception of July 1, 2014 through June 30, 2015.  The reduction in net premiums earned was offset by an estimated $14.4 million reduction in our reinsurance costs, a reduction in losses and loss adjustment expenses of $25.7 million, a reduction in amortization of deferred policy acquisition costs of $26.4 million, and the recognition of $7.0 million in accrued income resulting from the quota-share agreement.Loss and LAE will vary each quarter but we anticipate it to average near 50.0%Source: Company Filings and SNL FinancialNote: NPE and Losses & LAE based on GAAP

ROBUST CLAIMS CAPABILITIES AND TENURED STAFF

In-House Claims Adjuster

- 21 field adjusters covering the entire state of Florida and 42 onsite (desk) adjusters; 15 claims managers and supervisors; in-house litigation manager supported by eight litigation adjusters; all of whom are fully licensed in all of the states we write business
- Average experience is over 10 years
- Long tenure with Federated National; many of our homeowners' adjusting staff served the Company during the storms of 2004 and 2005
- Training and knowledge is promoted and enhanced through on and off-site education

Strategic Alliance with Catastrophe Adjuster

- Owns 1/3 of Southeast Catastrophe Consulting Company, an independent catastrophe claims adjuster
- Dedicated catastrophe adjusters available to Federated National as needed
- All data and systems functionality is backed-up through a remote cloud-based computing system

Efficient Claims Response

- 24/7 new claims reporting capacity with immediate emergency response available when warranted
- Long standing relationships with water remediation companies, emergency services providers and loss causation analysts that provide rapid mitigation of damages and exceptional customer service

FEDERATED NATIONAL
NASDAQ: FNHC
11

STRONG CATASTROPHE REINSURANCE

Federated National has full indemnity reinsurance with highly rated reinsurers, many of which it has maintained a business relationship with for numerous years

2015 – 2016 Excess of Loss Catastrophe Reinsurance Highlights

- Approximately $1.8 billion of aggregate coverage with maximum single event coverage of approximately $1.2 billion
- 65 reinsurance partners, all of which are rated "A-" or higher by A.M. Best or fully collateralized
- Quota share of 40% of $200 million aggregate coverage on two events with maximum single event coverage of 40% of $100 million
- A minimum retention of $12.9 million and not to exceed $15.4 million pre-tax retention on first event with losses above $100 million. First event coverage extends to $1.2 billion
- All private market layers have prepaid automatic restatements premium protection ("RPP") and a cascading, drop down, feature with exception of the first layer where we have retained 10% RPP

FEDERATED NATIONAL
NASDAQ: FNHC
12

CATASTROPHE REINSURANCE PROGRAM

July 1, 2015 – June 30, 2016 Excess of Loss Catastrophe Reinsurance Program



First Event
$1.23B
166 Yr RMS Long Term With Loss Amplification
$950M
100 Yr RMS Long Term With Loss Amplification
Layer 4 $192M xs $21.5M
Inuring FHCF Layer 75% of $775M xs $265M
Inuring FHCF Replacement Layer 15% of $775M xs $265M
Layer 3 $77.5M xs $21.5M
Layer 2 $165mn xs $21.5mn
Quota Share 30% of $100M xs $0
QS 10% of $100M xs $0
Layer 1 60% of $78.5M xs $21.5M
Non Florida Layer 1 – 100% of $16.5M xs $5M
RPP $2.5M
Company Retention $12.9M
Second Event
$615.5M
50 Yr RMS Long Term With Loss Amplification
Layer 4 $192M xs $21.5M
Inuring FHCF Layer 75% of $90M xs $265M
Inuring FHCF RPLMT Layer – 15%
Layer 3 $77.5M xs $21.5M
Layer 2 $165M xs $21.5M
Quota Share 30% of $100M xs $0
QS 10% of $100M xs $0
Layer 1 60% of $78.5M xs $21.5M
Non Florida Layer 1 – 100% of $16.5M xs $5M
Company Retention $12.9M

Note: Uses historical models with loss amplification for RMS v 13.1

FEDERATED NATIONAL
NASDAQ: FNHC

13

MONARCH IS A NEW GROWTH OPPORTUNITY

Our agents ask, "How can we write more business with FedNat?"

...Monarch is our answer.



12%
Policies Bound
Monarch Opportunity
88%
Policies Not Bound

- Monarch is designed to capture additional quality business that FNHC is not able to secure with FedNat's products
- FedNat only historically binds approximately 12% of the quotes submitted by its agents
- The opportunity lies in the ability to provide more coverage options to agents
- FNHC's business is scalable and can achieve more economies of scale with increased volume
- Statutory regulations require a separate capital base unless the policies are mutually exclusive
- FNHC is partnering with Monarch as a separate insurance company with a separate capital base and different premium rates and policy forms than FedNat to capture standard market business
- Monarch received approval in April 2015 from the Florida Office of Insurance Regulation to write homeowner business in the State of Florida

FEDERATED NATIONAL
NASDAQ: FNHC
14

MONARCH MANAGEMENT AND STRUCTURE

Benefits to Federated National
- New market opportunity
- Management and operational control
- MGA, claims and policy fees
- Participation in underwriting results

Monarch Management
- Michael H. Braun – CEO & President
- Peter J. Prygelski – CFO & Treasurer

Monarch Board of Managers
- Federated National (3 seats)
- Crosswinds (3 seats)
- Independent third party (1 seat) selected by FNHC and Crosswinds

Crosswinds Overview
- Publicly traded Canadian merchant bank and alternative investment manager
- TSX: BKP

TransRe Overview
- International reinsurance organization headquartered in New York with operations worldwide
- Subsidiary of Alleghany Corporation (NYSE: Y)



Federated National Holding Company $14 million
Crosswinds Holdings Inc. ("Crosswinds")* $14 million
TransRe (1) $5 million
42.4% Owned
42.4% Owned
15.2% Owned
100% Owned
Federated National Underwriters, Inc.
MGA & Claims Services
Monarch
$5M of Senior Debt
MGA & Claims Fees

* Crosswinds Holdings Inc. f/k/a C.A. Bancorp Inc.
(1) Non-voting equity owner

FEDERATED NATIONAL
NASDAQ: FNHC
15

 Financial Overview  16

 2015 SECOND QUARTER FINANCIAL HIGHLIGHTS  17  Core GrowthGross premiums written increased $24.6 million, or 23.0%, to $132.0 million for the three months ended June 30, 2015, compared with $107.4 million for the three months ended June 30, 2014.Gross premiums earned increased $28.3 million, or 38.2%, to $102.6 million for the three months ended June 30, 2015, compared with $74.3 million for the three months ended June 30, 2014.Florida homeowners’ policies increased by 39.2% to approximately 212.5K policies as of June 30, 2015 compared with 152.6K policies as of June 30, 2014.Underwriting ResultsLoss ratio for the three months ended June 30, 2015 was 47.0% compared with 47.7% for the same period in 2014.Shareholder ReturnsNet income attributable to FNHC common stockholders increased $0.1 million, or 1.6%, to $11.7 million for the three months ended June 30, 2015, compared with $11.6 million for the three months ended June 30, 2014.Book value per share increased by 44.1% to $16.86(1)(2) as of June 30, 2015 compared with $11.70 as of June 30, 2014.  Includes non-controlling interestExcluding non-controlling interest, BVPS was $15.54Note: Based on GAAP financial information

SHAREHOLDER VALUE CREATION



Diluted Earnings Per Share
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$0.13
$0.18
$0.09
$0.13
$0.29
$0.31
$0.39
$0.46
$0.74
$1.01
$0.56
$0.72
$0.66
$0.84
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14 (1)
Q4-14
Q1-15
Q2-15



Reported BVPS & LTM ROAE
BVPS
LTM ROAE
Book Value Per Share
LTM ROAE
$17.00
$16.50
$16.00
$15.50
$15.00
$14.50
$14.00
$13.50
$13.00
$12.50
$12.00
$11.50
$11.00
$10.50
$10.00
$9.50
$9.00
$8.50
$8.00
$7.50
$7.00
$6.50
35%
25%
15%
5%
-5%
-15%
-25%
$7.61
$7.89
$8.24
$8.26
$8.60
$8.58
$9.17
$9.95
$10.70
$11.70
$13.22
$14.13
$16.19
$16.86
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14 (2)
Q4-14
Q1-15 (3)
Q2-15 (4)

(1) New reinsurance program initiated on July 1, 2014. This quarterly cost will remain constant over the next three quarters while we continue to grow our book of business.
(2) Q3-2014 LTM ROAE declined primarily due to the Company's follow-on offering initiated on August 1, 2014.
(3) Excluding non-controlling interest, BVPS and LTM ROAE was $14.88 and 22.82%, respectively.
(4) Excluding non-controlling interest, BVPS and LTM ROAE was $15.54 and 20.42%, respectively.

Source: Company Filings and SNL Financial
Note: Based on GAAP financial information

FEDERATED NATIONAL
NASDAQ: FNHC
18

INVESTMENT PORTFOLIO

- Designed to preserve capital, maximize after-tax investment income, maintain liquidity and minimize risk
- Utilize outside investment managers for the fixed income and equities portfolios

FEDERATED NATIONAL

- As of June 30, 2015, 100% of the Company's fixed income portfolio was rated investment grade
  - Average duration: 3.75 years
  - Composite rating: A (S&P)
  - Average yield: 1.798%

- Historical total returns on cash and investments as of June 30, 2015
  - 1 Year: 2.30%
  - 2 Years: 4.78%

MONARCH NATIONAL

- As of June 30, 2015, 99.95% of the Company's fixed income portfolio was rated investment grade
  - Average duration: 2.503 years
  - Composite rating: A- (S&P)
  - Average yield: 1.611%

- Historical total returns on cash and investments as of June 30, 2015
  - 1 month: (7.05%)
  - 1 Quarter: (3.95%)

FEDERATED NATIONAL
NASDAQ: FNHC
19

 Investment Portfolio Holdings  20  Federated National Investments and Cash As of June 30, 2015$426.0 Million  MonarchInvestments and Cash As of June 30, 2015$36.3 Million

 Strong Balance sheet  21  Shareholders’ equity of $231.4 million (1)(2) Statutory surplus of $136.7 million (1)Strong reinsurance program to protect the balance sheet  ($ in Thousands)  June 30, 2015  June 30, 2014  Cash and Investments  $462,340  $349,576  Total Assets  $601,062  $409,752  Unearned Premiums  $232,811  $178,409  Total Liabilities  $369,626  $279,370  Total Shareholders’ Equity  $231,436 (2)  $130,382  As of June 30, 2015Includes non-controlling interest

EXCEPTIONAL OPPORTUNITY WITH A PROVEN TEAM

Exceptional Market Opportunity

- Top five writer of voluntary business in Florida [1]
- Excellent market conditions for Florida homeowners' insurers
- Monarch provides opportunities for additional future growth

Experienced Management Team

- Highly experienced management team with a long history at Federated National and extensive insurance industry experience
- The majority of the management team was with the company during the 2004 and 2005 storms
- Strong relationships with agents, reinsurers and regulators

Proven Business Model

- Underwrite voluntary business
- One of few select Florida homeowners' insurance companies appointed to write voluntary business through Allstate's Florida agents
- Full indemnity reinsurance with 65 reinsurance partners, all of which are rated "A-" or higher by A.M. Best or fully collateralized

Strong Financial Performance

- Controlled rapid premium growth
- Consistent loss, expense and combined ratio
- Strong EPS, BVPS and ROAE

(1) Based on Florida residential homeowners' insurance new policies written for the three months ended March 31, 2015; Florida Office of Insurance Regulation

FEDERATED NATIONAL
NASDAQ: FNHC
22

CONTACT US

Company Contacts

Michael Braun, *Chief Executive Officer & President*

Email: mbraun@FedNat.com

Phone: 954-308-1322

Peter Prygelski, *Chief Financial Officer & Treasurer*

Email: pprygelski@FedNat.com

Phone: 954-308-1252


FED NAT
FEDERATED NATIONAL
MONARCH NATIONAL
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Welcome to
FedNat Underwriters

Federated National Holding Company

14050 N.W. 14th Street
Suite 180
Sunrise, FL 33323
Tel. (954) 581-9993 / (800) 293-2532

www.FedNat.com

FEDERATED NATIONAL
NASDAQ: FNHC

23